UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): May 5, 2008

                        PetMed Express, Inc.
-----------------------------------------------------------------
      (Exact name of registrant as specified in its charter)

         Florida               000-28827        65-0680967
-----------------------------------------------------------------
(State or other jurisdiction  (Commission    (I.R.S. Employer
     of incorporation)        File Number)  Identification No.)


      1441 S.W. 29th Avenue,  Pompano Beach, FL       33069
-----------------------------------------------------------------
     (Address of principal executive offices)       (Zip Code)


                            (954) 979-5995
-----------------------------------------------------------------
         (Registrant's telephone number, including area code)


                         Not Applicable
-----------------------------------------------------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=================================================================

Item 8.01   Other Events.

  On May 5, 2008, PetMed Express, Inc. issued a press release stating that it will announce its March 31, 2008 year end financial results and host a conference call to review the results on Monday, May 12, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

        (d) Exhibits.

            99.1 - Press release dated May 5, 2008.

                          EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
99.1         Press release dated May 5, 2008


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2008

                                  PETMED EXPRESS, INC.

                                  By:  /s/ Bruce S. Rosenbloom
                                     ---------------------------
                                  Name:  Bruce S. Rosenbloom
                                  Title: Chief Financial Officer

=================================================================